UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-04471

 Value Line Aggressive Income Trust
(Exact name of registrant as specified in charter)

7 Times Square 21st Floor, New York, N.Y. 10036-6524
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: January 31, 2012

Date of reporting period: January 31, 2012

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 1/31/12 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management	A N N U A L R E P O R T
	7 Times Square 21st Floor	J a n u a r y 3 1 , 2 0 1 2
New York, NY 10036-6524
DISTRIBUTOR	EULAV Securities LLC
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line Aggressive Income Trust
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00084260

Value Line Aggressive Income Trust

To Our Value Line Aggressive

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended January 31, 2012. We encourage you to carefully review this report, which includes economic observations, your Trust’s performance data and highlights, schedule of investments, and financial statements.

The year 2011 produced solid returns for high yield securities. GDP growth improved through the course of 2011, ending the year with a 2.8% gain. This was an improvement from the first quarter of 2011 which showed a meager gain of 0.42%. Corporate profits were solid and balance sheets were healthier. Defaults of below investment grade companies were at low historical levels. Such conditions produced a healthy environment for high yield securities.

Tempering the positive U.S. environment was the development of a banking and debt crisis in Europe, which threatened the stability of the European Union and created systemic risk globally for other countries and the overall global economic system. Global stock markets experienced ongoing volatility and heavy intraday losses, causing investors to flee to the safety of U.S. Treasury securities, and the U.S. dollar. The returns of riskier equity assets suffered versus the safer U.S. government securities.

The high yield market fared much better than equities within this crisis environment. Higher quality, high yield issues outperformed the lower rated bonds, CCC and below. Your Trust maintained a conservative stance with the portfolio and did not purchase the lower rated securities. As a result, the Trust’s fiscal year return of 5.48% was greater than the 3.86% return of the Lipper High Current Yield Bond Funds Average(1), but trailed its benchmark, Barclays Capital U.S. Corporate High Yield Index(2), which rose 5.83%.

The Trust continues to seek good risk/reward investment opportunities in an effort to maintain the current yield of the Trust in a continuing low interest rate environment. We have swapped several issues of lower yield for higher yielding issues without giving up any meaningful credit quality.

Preserving capital in difficult market environments, while allowing for an attractive income yield, remains our goal.

As always, your confidence in Value Line Funds is appreciated and we look forward to serving your future investment needs.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Jeff Geffen
Jeff Geffen, Senior Portfolio Manager

(1)
The Lipper High Current Yield Bond Funds Average aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. An investment cannot be made into the High Current Yield Bond Funds.

(2)
The Barclay’s Capital U.S. Corporate High Yield Index is representative of the broad based fixed-income market. It includes non-investment grade corporate bonds. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this unmanaged Index.

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectus can be obtained by going to our website at www.vlfunds.com or calling 800.243-2729.

Value Line Aggressive Income Trust

Income Trust Shareholders

Economic Highlights (unaudited)

The first half of 2011 saw the broad U.S. stock market rising on the heels of strengthening corporate profits. The S&P 500 returned 6% for the first six months of the year despite significant global economic concerns. Several members of the European Union continued to face a serious debt crisis including Greece, Portugal, Ireland, and Spain. Further, the nuclear disaster in Japan and the geopolitical upheaval in commodity markets added to investor concerns. At home, disappointing job growth in the United States kept the national unemployment rate firmly above 9% for the second quarter.

By mid-year there was mounting evidence that the U.S. recovery had slowed to a crawl. Consumer spending, which accounts for roughly 70% of economic activity, declined in June for the first time in 2 years. First quarter GDP was up by only 0.4%, and second quarter GDP growth, while stronger, was still disappointing at 1.3%. Employment growth in July lagged June numbers, and it was reported that the level of new factory orders decreased. By August, only 58% of the population was working, the lowest level in nearly 3 decades. Housing prices remained almost uniformly weak. There were additional pressures on the market coming from Europe stemming from the sovereign debt crisis and increasing fears of a double dip recession.

Much of the summer was consumed by the drama of the U.S. debt ceiling negotiations, resulting in an 11th hour deal that appeared to satisfy few constituents. It surely did not satisfy Standard & Poors who felt that the $2.1 trillion deficit reduction over 10 years was insufficient to solve the country’s debt problem. The rating agency proceeded to downgrade U.S. Treasury debt from AAA to AA+. Within a few days the rating agency imposed the same rating cut on the long-term debt of several U.S. Agencies including Fannie Mae and Freddie Mac. The other major rating agencies, Moody’s and Fitch, maintained AAA ratings for U.S. Treasury debt as well as for the U.S. Agencies. Investor confidence plunged on the heels of the debt ceiling debacle and the U.S. Treasury debt downgrade. Returns for the S&P 500 turned negative in August giving up its returns for the year.

The bond market rallied as stocks took a dive. Yields fell and prices rose across fixed income markets as investors looked for safer havens. Despite the rating downgrade, investor demand for Treasuries soared, and by early September, 10-year Treasury note yields had fallen to an all-time low of 1.90%. This downward pressure on Treasury yields came largely from an employment report showing no new jobs being added in August. While modestly better job creation was reported in September, it was not enough to move the unemployment level below 9.1%.

The market posted a strong rally in final quarter of 2011. Investors increased their purchase of risk assets as news regarding progress in the European debt crisis began to emerge and U.S. economic data came in slightly better than expected. The S&P 500 Index closed out the year with a gain of 2.1%.

Value Line Aggressive Income Trust

(unaudited)

The following graph compares the performance of the Value Line Aggressive Income Trust to that of the Barclays Capital U.S. Corporate High Yield Index (the “Index”). The Value Line Aggressive Income Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Aggressive Income Trust and the Barclays Capital
U.S. Corporate High Yield Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 1/31/12	5.48%	$10,548
5 years ended 1/31/12	6.13%	$13,467
10 years ended 1/31/12	7.41%	$20,435

*
The Barclays Capital U.S. Corporate High Yield Index is representative of the broad based fixed-income market. It includes non-investment grade corporate bonds. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Trust’s returns, and it is not possible to directly invest in this unmanaged Index.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on trust distributions or the redemption of trust shares.

Value Line Aggressive Income Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 through January 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 8/1/11	Ending account value 1/31/12	Expenses paid during period 8/1/11 thru 1/31/12*
Actual	$1,000.00	$1,026.70	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

*
Expenses are equal to the Trust’s annualized expense ratio of 1.32% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Aggressive Income Trust

Portfolio Highlights at January 31, 2012 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Ford Motor Co., Global Landmark Securities, Senior Notes, 7.45%, 7/16/31	$500,000	$616,250	1.9%
Ball Corp., 5.75%, 5/15/21	500,000	537,500	1.7%
Leucadia National Corp., Senior Notes, 7.13%, 3/15/17	500,000	516,250	1.6%
Briggs & Stratton Corp., 6.88%, 12/15/20	500,000	515,000	1.6%
Gulfmark Offshore, Inc., Guaranteed Notes, 7.75%, 7/15/14	500,000	502,500	1.6%
Boyd Gaming Corp., Senior Subordinated Notes, 6.75%, 4/15/14	500,000	491,250	1.5%
Constellation Brands, Inc., Senior Notes, 7.25%, 5/15/17	400,000	448,000	1.4%
Peabody Energy Corp., Senior Notes, 7.38%, 11/1/16	400,000	445,000	1.4%
Ally Financial, Inc., 8.00%, 3/15/20	400,000	440,000	1.4%
Plains Exploration & Production Co., 6.63%, 5/1/21	400,000	429,000	1.3%

Asset Allocation – Percentage of Total Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Aggressive Income Trust

Schedule of Investments	January 31, 2012

Principal Amount		Value
CORPORATE BONDS & NOTES (92.2%)

	BASIC MATERIALS (2.7%)
$200,000	AK Steel Corp., 7.63%, 5/15/20	$197,500
250,000	FMG Resources Pty Ltd., Senior Notes, 7.00%, 11/1/15 (1)	258,125
400,000	United States Steel Corp., Senior Notes, 6.05%, 6/1/17	396,000
		851,625

	COMMUNICATIONS (9.2%)
250,000	Alcatel-Lucent USA, Inc., Senior Notes, 6.45%, 3/15/29	188,750
250,000	Cablevision Systems Corp., 7.75%, 4/15/18	266,875
300,000	Crown Castle International Corp., Senior Notes, 9.00%, 1/15/15	327,000
300,000	DISH DBS Corp., 7.13%, 2/1/16	329,250
200,000	DISH DBS Corp., 6.75%, 6/1/21	218,000
350,000	MetroPCS Wireless, Inc., 6.63%, 11/15/20	347,375
250,000	Nielsen Finance LLC / Nielsen Finance Co., 7.75%, 10/15/18	278,438
150,000	NII Capital Corp., 7.63%, 4/1/21	153,750
350,000	Sprint Capital Corp., 8.75%, 3/15/32	294,000
200,000	Wind Acquisition Finance SA, 11.75%, 7/15/17 (1)	198,000
150,000	Windstream Corp., Senior Notes, 8.13%, 8/1/13	160,500
200,000	Windstream Corp., 7.50%, 6/1/22 (1)	210,000
		2,971,938

	CONSUMER, CYCLICAL (18.2%)
200,000	American Axle & Manufacturing, Inc., 7.88%, 3/1/17	205,500
500,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.75%, 4/15/14	491,250

Principal Amount		Value
$250,000	Chrysler Group LLC / CG Co- Issuer, Inc., Senior Notes, 8.00%, 6/15/19 (1)	$240,000
250,000	Cooper Tire & Rubber Co., Senior Notes, 7.63%, 3/15/27	237,500
300,000	Dana Holding Corp., Senior Notes, 6.50%, 2/15/19	319,125
500,000	Ford Motor Co., Global Landmark Securities, Senior Notes, 7.45%, 7/16/31	616,250
350,000	Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	380,625
150,000	Gymboree Corp., 9.13%, 12/1/18	133,500
300,000	Hanesbrands, Inc., 6.38%, 12/15/20	312,750
350,000	Lear Corp., 7.88%, 3/15/18	381,500
115,000	Lennar Corp., Senior Notes, 6.50%, 4/15/16	119,888
200,000	Macy’s Retail Holdings, Inc., 8.13%, 8/15/35	212,627
100,000	McJunkin Red Man Corp., 9.50%, 12/15/16	105,875
300,000	Meritor, Inc., Senior Notes, 8.13%, 9/15/15	289,125
300,000	MGM Resorts International, Senior Notes, 7.50%, 6/1/16	300,750
200,000	Navistar International Corp., 8.25%, 11/1/21	216,000
300,000	PEP Boys-Manny, Moe & Jack (The), Senior Subordinated Notes, 7.50%, 12/15/14	304,875
300,000	Royal Caribbean Cruises Ltd., Senior Notes, 7.50%, 10/15/27	298,500
140,000	Scientific Games Corp., Senior Notes, 8.13%, 9/15/18	148,750
294,624	United Air Lines, Inc., 12.75%, 7/15/12	307,882
200,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	226,000
		5,848,272

See Notes to Financial Statements.

Value Line Aggressive Income Trust
January 31, 2012

Principal Amount		Value
CONSUMER, NON-CYCLICAL (15.6%)
$350,000	Alere, Inc., Senior Notes, 9.00%, 5/15/16	$366,625
150,000	American Greetings Corp., 7.38%, 12/1/21	151,687
250,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., Senior Notes, 7.75%, 5/15/16	258,437
400,000	Bausch & Lomb, Inc., Senior Notes, 9.88%, 11/1/15	419,000
100,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18	90,000
204,000	Chiquita Brands International, Inc., Senior Notes, 7.50%, 11/1/14	205,785
271,000	Community Health Systems, Inc., Senior Notes, 8.88%, 7/15/15	281,840
400,000	Constellation Brands, Inc., Senior Notes, 7.25%, 5/15/17	448,000
77,000	DaVita, Inc., Senior Notes, 6.63%, 11/1/20	81,813
300,000	Dean Foods Co., Senior Notes, 7.00%, 6/1/16	301,500
300,000	Deluxe Corp., 7.00%, 3/15/19 (1)	295,500
200,000	Fresenius Medical Care US Finance II, Inc., 5.88%, 1/31/22 (1)	204,500
250,000	HCA, Inc., Senior Notes, 6.50%, 2/15/16	261,250
400,000	Hertz Corp. (The), Senior Notes, 7.38%, 1/15/21	421,000
200,000	Jarden Corp., 6.13%, 11/15/22	207,250
250,000	R.R. Donnelley & Sons Co., Senior Notes, 7.25%, 5/15/18	228,750
300,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC, 9.25%, 5/15/18 (1)	299,250
150,000	United Rentals North America, Inc., 8.38%, 9/15/20	152,625
250,000	Valeant Pharmaceuticals International, 6.75%, 8/15/21 (1)	251,250

Principal Amount		Value
$100,000	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC, Senior Notes, 7.75%, 9/15/18	$105,750
		5,031,812

	DIVERSIFIED (1.6%)
500,000	Leucadia National Corp., Senior Notes, 7.13%, 3/15/17	516,250

	ENERGY (16.6%)
200,000	Arch Coal, Inc., 7.25%, 10/1/20	201,000
166,000	Arch Western Finance LLC, Guaranteed Senior Notes, 6.75%, 7/1/13	167,245
175,000	Atlas Pipeline Partners L.P., 8.75%, 6/15/18	187,687
350,000	Bill Barrett Corp., 7.63%, 10/1/19	356,125
400,000	Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	412,000
350,000	Cimarex Energy Co., Senior Notes, 7.13%, 5/1/17	364,875
400,000	Complete Production Services, Inc., Senior Notes, 8.00%, 12/15/16	417,500
150,000	Energy Transfer Equity L.P., Senior Notes, 7.50%, 10/15/20	165,750
350,000	Forest Oil Corp., 7.25%, 6/15/19	350,000
300,000	Frontier Oil Corp., 8.50%, 9/15/16	321,000
250,000	Linn Energy LLC / Linn Energy Finance Corp., Senior Notes, 7.75%, 2/1/21	269,375
300,000	McMoRan Exploration Co., Senior Notes, 11.88%, 11/15/14	318,000
400,000	Newfield Exploration Co., Senior Notes, 6.63%, 9/1/14	405,000
400,000	Peabody Energy Corp., Senior Notes, 7.38%, 11/1/16	445,000
400,000	Plains Exploration & Production Co., 6.63%, 5/1/21	429,000
250,000	SandRidge Energy, Inc., 8.00%, 6/1/18 (1)	258,750
250,000	SM Energy Co., 6.63%, 2/15/19	262,500
		5,330,807

See Notes to Financial Statements.

Value Line Aggressive Income Trust
Schedule of Investments

Principal Amount		Value
	FINANCIAL (6.7%)
$400,000	Ally Financial, Inc., 8.00%, 3/15/20	$440,000
316,983	CIT Group, Inc., 7.00%, 5/1/16	316,983
135,000	Citigroup Capital III, 7.63%, 12/1/36	134,754
300,000	Ford Motor Credit Co. LLC, Senior Notes, 8.00%, 12/15/16	355,101
250,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 8.00%, 1/15/18	259,375
250,000	International Lease Finance Corp., Senior Notes, 8.25%, 12/15/20	266,875
250,000	LBG Capital No.1 PLC, 7.88%, 11/1/20 (1)	207,813
200,000	SLM Corp., Senior Notes, 5.63%, 8/1/33	161,839
		2,142,740

	INDUSTRIAL (14.2%)
350,000	Alliant Techsystems, Inc., 6.88%, 9/15/20	364,000
200,000	Anixter, Inc., 5.95%, 3/1/15	204,500
500,000	Ball Corp., 5.75%, 5/15/21	537,500
200,000	BE Aerospace, Inc., Senior Notes, 8.50%, 7/1/18	220,500
500,000	Briggs & Stratton Corp., 6.88%, 12/15/20	515,000
260,000	Covanta Holding Corp., Senior Notes, 7.25%, 12/1/20	274,181
200,000	Crown Americas LLC / Crown Americas Capital Corp. III, 6.25%, 2/1/21	217,500
400,000	General Cable Corp., Senior Notes, 7.13%, 4/1/17	407,000
500,000	Gulfmark Offshore, Inc., Guaranteed Notes, 7.75%, 7/15/14	502,500
200,000	Masco Corp., Senior Notes, 7.13%, 3/15/20	205,814
400,000	Terex Corp., Senior Subordinated Notes, 8.00%, 11/15/17	404,000
150,000	TransDigm, Inc., Senior Notes, 7.75%, 12/15/18	164,250

Principal Amount		Value
$190,000	Triumph Group, Inc., Senior Notes, 8.63%, 7/15/18	$211,850
400,000	USG Corp., Senior Notes, 6.30%, 11/15/16	358,500
		4,587,095

	TECHNOLOGY (3.2%)
250,000	Advanced Micro Devices, Inc., Senior Notes, 8.13%, 12/15/17	270,000
81,000	Broadridge Financial Solutions, Inc., Senior Notes, 6.13%, 6/1/17	86,335
350,000	First Data Corp., Senior Notes, 9.88%, 9/24/15	343,000
300,000	Seagate Technology HDD Holdings, 6.80%, 10/1/16	327,750
		1,027,085

	UTILITIES (4.2%)
350,000	AES Corp. (The), Senior Notes, 8.00%, 10/15/17	392,875
300,000	Calpine Corp., Senior Notes, 7.88%, 1/15/23 (1)	321,750
350,000	GenOn Energy, Inc., Senior Notes, 7.63%, 6/15/14	350,000
300,000	NRG Energy, Inc., 8.50%, 6/15/19	301,500
		1,366,125
	TOTAL CORPORATE BONDS & NOTES (Cost $28,354,362) (92.2%)	29,673,749

CONVERTIBLE CORPORATE BONDS & NOTES (3.2%)
	BASIC MATERIALS (0.4%)
100,000	Steel Dynamics, Inc., 5.13%, 6/15/14	116,500

	COMMUNICATIONS (1.1%)
100,000	Anixter International, Inc., Senior Notes, 1.00%, 2/15/13	119,125
250,000	Leap Wireless International, Inc., 4.50%, 7/15/14	227,500
		346,625
See Notes to Financial Statements.

Value Line Aggressive Income Trust

January 31, 2012

Principal Amount		Value
	CONSUMER, CYCLICAL (0.3%)
$100,000	Navistar International Corp., 3.00%, 10/15/14	$115,875
	CONSUMER, NON-CYCLICAL (1.4%)
100,000	Avis Budget Group, Inc., Convertible Fixed, 3.50%, 10/1/14	115,375
250,000	LifePoint Hospitals, Inc., Senior Subordinated Debentures, 3.50%, 5/15/14	263,750
89,000	Omnicare, Inc., 3.25%, 12/15/35	84,772
		463,897
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $942,342) (3.2%)	1,042,897

Shares		Value
CONVERTIBLE PREFERRED STOCKS (0.8%)
	CONSUMER, CYCLICAL (0.2%)
2,000	General Motors Co., Convertible Fixed, Series B, 4.75%	80,120

	ENERGY (0.2%)
1,000	Apache Corp., Convertible Fixed, Series D, 6.00%	57,430

	FINANCIAL (0.4%)
2,000	Hartford Financial Services Group, Inc. (The), 7.25%	41,240
100	Bank of America Corp., Series L, 7.25%	92,147
		133,387
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $308,712) (0.8%)	270,937

Shares		Value
COMMON STOCKS (0.5%)
	FINANCIALS (0.2%)
$3,000	Hospitality Properties Trust	$72,690

	UTILITIES (0.3%)
2,000	FirstEnergy Corp.	84,440
	TOTAL COMMON STOCKS (Cost $141,751) (0.5%)	157,130
PREFERRED STOCKS (0.3%)
	FINANCIALS (0.3%)
3,000	Health Care REIT, Inc., Series F, 7.63%	77,850
	TOTAL PREFERRED STOCKS (Cost $75,000) (0.3%)	77,850
	TOTAL INVESTMENT SECURITIES (97.0%) (Cost $29,822,167)	31,222,563
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (3.0%)		980,501
NET ASSETS (100%)		$32,203,064
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($32,203,064 ÷ 6,541,740 shares outstanding)		$4.92

(1)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Statement of Assets and Liabilities
at January 31, 2012

Assets:
Investment securities, at value (Cost - $29,822,167)	$31,222,563
Cash	671,106
Interest and dividends receivable	533,644
Prepaid expenses	14,360
Receivable for trust shares sold	13,064
Other	6,381
Total Assets	32,461,118

Liabilities:
Payable for securities purchased	157,746
Dividends payable to shareholders	37,871
Payable for trust shares redeemed	17,579
Accrued expenses:
Advisory fee	14,956
Service and distribution plan fees	4,089
Other	25,813
Total Liabilities	258,054
Net Assets	$32,203,064
Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 6,541,740 shares)	$65,417
Additional paid-in capital	32,532,008
Distributions in excess of net investment income	(37,870)
Accumulated net realized loss on investments	(1,756,887)
Net unrealized appreciation of investments	1,400,396
Net Assets	$32,203,064
Net Asset Value, Offering and Redemption Price per Outstanding Share ($32,203,064 ÷ 6,541,740 shares outstanding)	$4.92

Statement of Operations
for the Year Ended January 31, 2012

Investment Income:
Interest	$2,325,519
Dividends	34,130
Total Income	2,359,649
Expenses:
Advisory fee	245,685
Service and distribution plan fees	81,895
Auditing and legal fees	38,140
Printing and postage	35,810
Transfer agent fees	34,352
Custodian fees	27,343
Registration and filing fees	26,660
Trustees’ fees and expenses	6,541
Insurance	4,403
Other	6,931
Total Expenses Before Fees Waived and Custody Credits	507,760
Less: Advisory Fees Waived	(65,516)
Less: Service and Distribution Plan Fees Waived	(32,758)
Less: Custody Credits	(117)
Net Expenses	409,369
Net Investment Income	1,950,280

Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Gain	1,085,696
Change in Net Unrealized Appreciation/(Depreciation)	(1,326,754)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(241,058)
Net Increase in Net Assets from Operations	$1,709,222

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Statement of Changes in Net Assets
for the Years Ended January 31, 2012 and 2011

	Year Ended January 31, 2012	Year Ended January 31, 2011
Operations:
Net investment income	$1,950,280	$2,210,230
Net realized gain on investments	1,085,696	1,419,052
Change in net unrealized appreciation/(depreciation)	(1,326,754)	387,736
Net increase in net assets from operations	1,709,222	4,017,018

Distributions to Shareholders:
Net investment income	(1,950,884)	(2,207,166)

Trust Share Transactions:
Proceeds from sale of shares	2,010,996	2,439,245
Proceeds from reinvestment of dividends to shareholders	1,495,168	1,743,738
Cost of shares redeemed*	(5,946,471)	(8,894,522)
Net decrease in net assets from Trust share transactions	(2,440,307)	(4,711,539)
Total Decrease in Net Assets	(2,681,969)	(2,901,687)

Net Assets:
Beginning of year	34,885,033	37,786,720
End of year	$32,203,064	$34,885,033
Distributions in excess of net investment income, at end of year	$(37,870)	$(38,747)

*	Net of redemption fees (see Note 1K and Note 2).

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Notes to Financial Statements

1.	Significant Accounting Policies

Value Line Aggressive Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation, but only when consistent with its primary objective. Lower rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers’ inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. In addition, the Trust may use the fair value of a security when the closing price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Fair Value Measurements: The Trust follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Value Line Aggressive Income Trust

January 31, 2012

The following table summarizes the inputs used to value the Trust’s investments in securities as of January 31, 2012:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds & Notes	$0	$29,673,749	$0	$29,673,749
Convertible Corporate Bonds & Notes	0	1,042,897	0	1,042,897
Convertible Preferred Stocks	270,937	0	0	270,937
Common Stocks	157,130	0	0	157,130
Preferred Stocks	77,850	0	0	77,850
Total Investments in Securities	$505,917	$30,716,646	$0	$31,222,563

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes in certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation of premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Trust is currently assessing the impact of this guidance on its financial statements.

The Trust follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended January 31, 2012, there was no significant transfer activity between Level 1 and Level 2.

For the year ended January 31, 2012, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at January 31, 2012.

Value Line Aggressive Income Trust

Notes to Financial Statements

(D) Distributions: It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

(E) Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Trust’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended January 31, 2009 through January 31, 2012), and has concluded that no provision for federal or state income tax is required in the Trust’s financial statements. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(F) Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ (depreciation) on investments.

(G) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(H) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(I) Accounting for Real Estate Investment Trusts: The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

Value Line Aggressive Income Trust

January 31, 2012

(J) Foreign Taxes: The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Redemption Fees: The Trust charges a 2% redemption fee on shares held for less than 120 days. Such fees are retained by the Trust and accounted for as paid in capital.

(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest in the Trust were as follows:

	Year Ended January 31, 2012	Year Ended January 31, 2011
Shares sold	413,006	510,978
Shares issued to shareholders in reinvestment of dividends	307,024	364,174
Shares redeemed	(1,220,003)	(1,867,909)
Net decrease	(499,973)	(992,757)
Dividends per share from net investment income	$0.2899	$0.2960

Redemption fees of $1,747 and $5,016 were retained by the Trust for the year ended January 31, 2012 and the year ended January 31, 2011, respectively.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:
Year Ended January 31, 2012
Purchases:
Investment Securities	$15,711,443
Sales:
Investment Securities	$15,834,191

4.	Income Taxes

At January 31, 2012, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$29,806,036
Gross tax unrealized appreciation	$1,772,091
Gross tax unrealized depreciation	(355,564)
Net tax unrealized appreciation on investments	$1,416,527
Capital loss carryforward, expires January 31, 2018	$(1,752,040)

During the year ended January 31, 2012, as permitted under federal income tax regulations, the Trust elected to defer $20,978 of post-October net short term capital losses to the next taxable year and utilized $1,118,391 of capital loss carryforwards.

To the extent future capital gains are offset by capital losses, the Trust does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Trust will be able to realize the benefits of the losses before they expire.

The tax composition of dividends to shareholders for the years ended January 31, 2012 and January 31, 2011 were as follows:

	2012	2011
Ordinary income	$1,950,884	$2,207,166

Value Line Aggressive Income Trust

Notes to Financial Statements

Permanent book-tax differences relating to the classifications of certain distributions and income in the current year were reclassified within the composition of the net asset accounts. The Trust decreased distributions in excess of net investment income by $1,481, decreased accumulated net realized loss on investments by $10,560, and decreased additional paid-in-capital by $12,041. Net assets were not affected by these reclassifications. These reclassifications are primarily due to differing treatments for tax purposes of distributions, investments in partnerships and consent payments.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Trust after January 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act pre-enactment net capital losses incurred by the Trust were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $245,685 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended January 31, 2012. This was computed at an annual rate of 0.75% on the first $100 million of the Trust’s average daily net assets during the period, and 0.50 % on the average daily net assets in excess thereof prior to any fee waivers. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust’s Trustees, to act as officers of the Trust and pays their salaries. Effective June 1, 2007 and 2008, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.40% for one year periods. Effective June 1, 2009, the Adviser contractually agreed to waive 0.30% of the advisory fee for a one year period. Effective June 1, 2010 through May 31, 2012, the Adviser contractually agreed to waive 0.20% of the advisory fee for a one year period. The fees waived amounted to $65,516 for the year ended January 31, 2012. The Adviser has no right to recoup previously waived amounts.

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $81,895 before fee waivers were accrued under the Plan for the year ended January 31, 2012. Effective June 1, 2007 through May 31, 2012, the Distributor contractually agreed to reduce the 12b-1 fee by 0.10% for one year periods. The fees waived amounted to $32,758 for the year ended January 31, 2012. The Distributor has no right to recoup previously waived amounts.

For the year ended January 31, 2012, the Trust’s expenses were reduced by $117 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a Trustee of the Trust. At January 31, 2012, the officers and Trustee as a group owned 1,296 shares of beneficial interest in the Trust, which represents less than 1% of the outstanding shares.

Value Line Aggressive Income Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended January 31,
	2012	2011		2010	2009	2008
Net asset value, beginning of year	$4.95	$4.70		$3.89	$4.83	$5.06
Income from investment operations:
Net investment income	0.29	0.30		0.28	0.32	0.34
Net gains or (losses) on securities (both realized and unrealized)	(0.03)	0.25		0.81	(0.95)	(0.23)
Total from investment operations	0.26	0.55		1.09	(0.63)	0.11
Redemption fees	0.00 (1)	0.00	(1)	0.00 (1)	0.00 (1)	0.00 (1)

Less distributions:
Dividends from net investment income	(0.29)	(0.30)		(0.28)	(0.31)	(0.34)

Net asset value, end of year	$4.92	$4.95		$4.70	$3.89	$4.83
Total return	5.48%	12.01%		28.92%	(13.42)%	2.14%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,203	$34,885		$37,787	$25,924	$32,459
Ratio of expenses to average net assets(2)	1.55%	1.48	%(3)	1.56%	1.50%	1.28%
Ratio of expenses to average net assets(4)	1.25%	1.13	%(5)	1.13%	0.98%	0.77%
Ratio of net investment income to average net assets	5.95%	6.20%		6.51%	7.17%	6.76%
Portfolio turnover rate	50%	42%		51%	39%	30%

(1)	Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.48% for the year ended January 31, 2009, 1.27% for the year ended January 31, 2008 and would have been unchanged for the other years shown.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.

(4)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor.

(5)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.

See Notes to Financial Statements.

Value Line Aggressive Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Value Line Aggressive Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Aggressive Income Trust (the “Trust”) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

March 23, 2012

Value Line Aggressive Income Trust

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE AGGRESSIVE INCOME TRUST

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of Value Line Aggressive Income Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), to annually consider the continuance of the Trust’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Trust and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

Both in the meeting that specifically addressed the continuance of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all retail and institutional high current yield funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 11 other retail no-load high current yield funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other retail no-load high current yield funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Trust’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”). In accordance with the 1940 Act, the Agreement had a two-year initial term ending December 2012. Nevertheless, the Board determined to consider the Agreement’s continuance annually and undertook that review in June 2011.

Value Line Aggressive Income Trust

In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser both before and after its restructuring on December 23, 2010,2 and the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-today management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or Value Line Securities, Inc. (the “Distributor”)3 after the restructuring; and (d) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust underperformed the Performance Universe average and the Lipper Index for the one-year and three-year periods ended March 31, 2011 but performed substantially the same as the Performance Universe average and Lipper Index for the five-year and ten-year periods ended March 31, 2011.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objectives and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board viewed favorably (i) the Adviser’s commitment of resources to acquire analytic tools in support of the portfolio management and compliance functions, (ii) actions taken by the Adviser to attract and retain personnel, including improvements to the Adviser’s employee benefit programs and increased merit-based compensation for certain staff members, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Trust’s management fee equal to 0.20% on the first $100 million of the Trust’s average daily net assets, thereby reducing the management fee rate from 0.75% to 0.55% on the first $100 million of the Trust’s average daily net assets for the one-year period ended May 31 2011, and that the Adviser and the Board had agreed to extend this contractual management fee waiver through May 31, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data was available, the Trust’s management fee rate was less than that of the Expense Group average and the Expense Universe average after giving effect to fee waivers applicable to certain funds in the Expense Group and Expense Universe. The Board noted that the Trust’s management fee rate was higher than that of the Expense Group average before giving effect to fee waivers applicable to certain funds in the Expense Group. The Board concluded that the Trust’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

2 On December 23, 2010, the Adviser was restructured as a Delaware statutory trust and renamed EULAV Asset Management. It had formerly been organized as a limited liability company named EULAV Asset Management, LLC.

3 On December 23, 2010, the Distributor was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line Aggressive Income Trust

The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Trust’s Rule 12b-1 fee, effectively reducing the Trust’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Trust’s average daily net assets for the one-year period ended May 31, 2011 and that the Distributor and the Board have currently agreed to extend this contractual Rule 12b-1 fee waiver through May 31, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Trust’s expense ratio was higher than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Trust and certain funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Trust’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Trust, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Trust’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Trust’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

Value Line Aggressive Income Trust

Economies of Scale. The Board considered that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Trust.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Trust pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Trust’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Trust and its shareholders.

Value Line Aggressive Income Trust

Federal Tax Notice (unaudited)

For corporate taxpayers 1.01% of the ordinary income distributions paid during the fiscal year ended January 31, 2012 qualify for the corporate dividends received deduction.

During the fiscal year ended January 31, 2012, 1.01% of the ordinary income distributions are treated as qualified dividends.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Aggressive Income Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 13 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Mitchell E. Appel YOB: 1970	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None
Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Trustee	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Aggressive Income Trust

Management of the Trust

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Trustee	Since 1986	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Trustee	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Trustee (Lead Independent Trustee since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Trust’s website, www.vlfunds.com.

Value Line Aggressive Income Trust

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Value Line Aggressive Income Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

 (a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

               (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

                (a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)Audit  Fees 2012 $ 7,698

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2012 $3,713

(d) All Other Fees – None

(e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit  Fees 2012 $ 2,400

(h) Not applicable.
Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 26, 2012